                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Guy J. Quigley,  the Chief  Executive  Officer of The Quigley
Corporation,  a Nevada corporation (the "Company"),  does hereby certify, to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the quarter  ended March 31, 2003 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                              /s/ Guy J. Quigley
                                              ----------------------------------
                                              Guy J. Quigley
                                              Chief Executive Officer
                                              May 14, 2003